EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 4/01/02 - 4/30/02

                            Monthly Operating Report
                File with Court and submit copy to United States
                   Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

=================================================================================================================================
                                                                                                     Document       Explanation
REQUIRED DOCUMENTS                                                                  Form No.         Attached        Attached
=================================================================================================================================
Schedule of Cash Receipts and Disbursements                                     MOR - 1                  X
---------------------------------------------------------------------------------------------------------------------------------
         Bank Reconciliation (or copies of debtor's bank reconciliations)       MOR - 1 (CON'T)
---------------------------------------------------------------------------------------------------------------------------------
         Copies of Bank Statements                                                                       X
---------------------------------------------------------------------------------------------------------------------------------
         Cash disbursements journals
---------------------------------------------------------------------------------------------------------------------------------
Statement of Operations                                                         MOR - 2                  X
---------------------------------------------------------------------------------------------------------------------------------
Balance Sheet                                                                   MOR - 3                  X
---------------------------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                                    MOR - 4                  X
---------------------------------------------------------------------------------------------------------------------------------
         Copies of IRS Form 6123 or payment receipt
---------------------------------------------------------------------------------------------------------------------------------
         Copies of tax returns filed during reporting period
---------------------------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                            MOR - 4                  X
---------------------------------------------------------------------------------------------------------------------------------
         Listing of aged accounts payable
---------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging                                    MOR - 5                  X
---------------------------------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                                            MOR - 5                  X
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


--------------------------------------                             -------------
Signature of Debtor                                                Date


--------------------------------------                             -------------
Signature of Joint Debtor                                          Date


/s/ Larry A. Ford                                                  June 5, 2002
--------------------------------------                             -------------
Signature of Authorized Individual*                                Date


Larry A. Ford                                                  Director
--------------------------------------            ------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual


* Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 4/01/02 - 4/30/02

                   Schedule of Cash Receipts and Disbursements

====================================================================================================================================
                                                                                                                        Cumulative
                                                                             Prior Months -        Current Month      Filing to Date
                                                                               Cumulative             Actual              Actual
====================================================================================================================================
Cash - Beginning of Month (1)                                                $    654,000.00      $  8,975,439.79    $    654,000.00
------------------------------------------------------------------------------------------------------------------------------------
Receipts (2)
------------------------------------------------------------------------------------------------------------------------------------
ATC Trade Cash Receipts                                                      $ 94,458,240.00      $  6,070,274.96    $100,528,514.96
------------------------------------------------------------------------------------------------------------------------------------
Oregon Trade Cash Receipts                                                      1,077,948.48                   --       1,077,948.48
------------------------------------------------------------------------------------------------------------------------------------
New York Trade Cash Receipts                                                      966,379.02            85,891.46       1,052,270.48
------------------------------------------------------------------------------------------------------------------------------------
Neenah Trade Cash Receipts                                                      1,324,095.31           589,266.24       1,913,361.55
------------------------------------------------------------------------------------------------------------------------------------
Greenwich Trade Cash Receipts                                                      90,000.00                   --          90,000.00
------------------------------------------------------------------------------------------------------------------------------------
ATM Tennessee Trade Cash Receipts                                                  60,000.00                   --          60,000.00
------------------------------------------------------------------------------------------------------------------------------------
PPA Trade Cash Receipts                                                         4,688,703.83           117,473.84       4,806,177.67
------------------------------------------------------------------------------------------------------------------------------------
ATC Non A/R Cash Receipts (Checks)                                              1,177,704.67           306,996.74       1,484,701.41
------------------------------------------------------------------------------------------------------------------------------------
ATC Non A/R Cash Receipts (Wires)                                              14,997,404.07         1,704,315.98      16,701,720.05
------------------------------------------------------------------------------------------------------------------------------------
   Total Receipts                                                            $118,840,475.38      $  8,874,219.22    $127,714,694.60
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Disbursements
------------------------------------------------------------------------------------------------------------------------------------
Payroll related                                                              $ 30,589,522.59      $    667,542.44    $ 31,257,065.03
------------------------------------------------------------------------------------------------------------------------------------
Raw Materials/Supplies etc                                                     19,219,761.77            13,996.00      19,233,757.77
------------------------------------------------------------------------------------------------------------------------------------
Utilities                                                                       3,793,475.67           585,564.00       4,379,039.67
------------------------------------------------------------------------------------------------------------------------------------
Freight                                                                        10,704,925.45           316,379.00      11,021,304.45
------------------------------------------------------------------------------------------------------------------------------------
Equipment Leases / Rent                                                         3,945,376.93           232,846.00       4,178,222.93
------------------------------------------------------------------------------------------------------------------------------------
Mortgages                                                                         484,537.74                   --         484,537.74
------------------------------------------------------------------------------------------------------------------------------------
Insurance                                                                       2,546,778.16           580,176.00       3,126,954.16
------------------------------------------------------------------------------------------------------------------------------------
SG&A                                                                            7,410,303.91           290,569.00       7,700,872.91
------------------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                               7,855,058.54         1,830,322.00       9,685,380.54
------------------------------------------------------------------------------------------------------------------------------------
Net Payment to Secured Lenders Line of Credit                                  23,969,294.83         4,679,799.77      28,649,094.60
------------------------------------------------------------------------------------------------------------------------------------
   Total Disbursements                                                       $110,519,035.59      $  9,197,194.21    $119,716,229.80
------------------------------------------------------------------------------------------------------------------------------------
Net Cash Flow                                                                $  8,321,439.79      $   (322,974.99)   $  7,998,464.80
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Cash - End of Month                                                          $  8,975,439.79      $  8,652,464.80    $  8,652,464.80
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Disbursements for Calculating  U.S. Trustee Quarterly Fees
 (From Current Month Column)
------------------------------------------------------------------------------------------------------------------------------------
Total Disbursements                                                                                                  $  9,197,194.21
------------------------------------------------------------------------------------------------------------------------------------
     Less: Transfers to Debtor In Possession Accounts                                                                             --
------------------------------------------------------------------------------------------------------------------------------------
     Plus: Estate Disbursements Made by Outside Sources                                                                           --
------------------------------------------------------------------------------------------------------------------------------------
Total Disbursements for Calculating U.S. Trustee Quarterly Fees                                                      $  9,197,194.21
------------------------------------------------------------------------------------------------------------------------------------

Notes:

(1) Cash balances include all funds placed in segregated bank accounts controlled by the agent of the Secured Lenders for "Professional Fees", "Rents & Leases", "Employee Benefits" and "Insurance".

(2) All collections and proceeds from any DIP Collateral are remitted to the Secured Lenders and are applied directly to the line of credit issued to American Tissue Inc.

                                  Page 2 of 10
                     Unaudited - Subject to Material Change

05/22/2002                                                            Form MOR-1

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 4/01/02 - 4/30/02

                 Schedule of Cash Disbursements by Debtor Entity

======================================================================================================================
                                                                Prior Months -      Current Month    Cumulative Filing
                                                   Case #         Cumulative            Actual            To Date
======================================================================================================================
Entity:
----------------------------------------------------------------------------------------------------------------------
American Tissue Inc                               01-10370     $            --     $            --     $            --
----------------------------------------------------------------------------------------------------------------------
American Tissue Corp                              01-10372       82,314,809.63        8,602,555.21       90,917,364.84
----------------------------------------------------------------------------------------------------------------------
American Tissue Mills of Oregon, Inc.             01-10375        1,654,182.33                  --        1,654,182.33
----------------------------------------------------------------------------------------------------------------------
American Tissue Mills of Neenah LLC               01-10377       15,757,339.65          417,309.00       16,174,648.65
----------------------------------------------------------------------------------------------------------------------
American Tissue Mills of New Hampshire, Inc       01-10380          431,135.00           60,801.00          491,936.00
----------------------------------------------------------------------------------------------------------------------
American Tissue Mills of Tennessee LLC            01-10382        3,059,118.30                  --        3,059,118.30
----------------------------------------------------------------------------------------------------------------------
American Tissue Mills of Wisconsin, Inc.          01-10386                  --                  --                  --
----------------------------------------------------------------------------------------------------------------------
American Tissue Mills of New York, Inc.           01-10389          319,745.00           76,154.00          395,899.00
----------------------------------------------------------------------------------------------------------------------
American Tissue Mills of Greenwich LLC            01-10390          244,621.00           14,821.00          259,442.00
----------------------------------------------------------------------------------------------------------------------
American Cellulose Mills Corp.                    01-10391        1,652,628.00           18,844.00        1,671,472.00
----------------------------------------------------------------------------------------------------------------------
Saratoga Realty LLC                               01-10392           70,191.00                  --           70,191.00
----------------------------------------------------------------------------------------------------------------------
Tagsons Papers, Inc.                              01-10393                  --                  --                  --
----------------------------------------------------------------------------------------------------------------------
Calexico Tissue Company LLC                       01-10394          186,062.68                  --          186,062.68
----------------------------------------------------------------------------------------------------------------------
Unique Financing LLC                              01-10395                  --                  --                  --
----------------------------------------------------------------------------------------------------------------------
Coram Realty LLC                                  01-10396                  --                  --                  --
----------------------------------------------------------------------------------------------------------------------
Hydro of America LLC                              01-10398                  --                  --                  --
----------------------------------------------------------------------------------------------------------------------
Engineers Road, LLC                               01-10399                  --                  --                  --
----------------------------------------------------------------------------------------------------------------------
Landfill of America LLC                           01-10402                  --                  --                  --
----------------------------------------------------------------------------------------------------------------------
Gilpin Realty Corp.                               01-10403                  --                  --                  --
----------------------------------------------------------------------------------------------------------------------
Paper of America LLC                              01-10405                  --                  --                  --
----------------------------------------------------------------------------------------------------------------------
Grand LLC                                         01-10406          218,284.00                  --          218,284.00
----------------------------------------------------------------------------------------------------------------------
Pulp of America                                   01-10407                  --                  --                  --
----------------------------------------------------------------------------------------------------------------------
Markwood LLC                                      01-10408                  --                  --                  --
----------------------------------------------------------------------------------------------------------------------
Railway of America LLC                            01-10409                  --                  --                  --
----------------------------------------------------------------------------------------------------------------------
100 Realty Management LLC                         01-10410                  --                  --                  --
----------------------------------------------------------------------------------------------------------------------
American Tissue - New Hampshire Electric Inc.     01-10412                  --                  --                  --
----------------------------------------------------------------------------------------------------------------------
Berlin Mills Railway, Inc.                        01-10415                  --                  --                  --
----------------------------------------------------------------------------------------------------------------------
Pulp & Paper of America LLC                       01-10416        4,610,919.00            6,710.00        4,617,629.00
----------------------------------------------------------------------------------------------------------------------

                                                               -------------------------------------------------------
          Total Disbursements by Entity                        $110,519,035.59     $  9,197,194.21     $119,716,229.80
                                                               =======================================================

                                  Page 3 of 10
                     Unaudited - Subject to Material Change

05/22/2002                                                Form MOR-1 (continued)

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 4/01/02 - 4/30/02

                             Bank Reconciliation (1)

================================================================================
                                                 Bank Accounts
================================================================================
Balance Per Books                 $    --      $    --      $    --      $    --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Bank Balance                           --           --           --           --

--------------------------------------------------------------------------------
Plus: Deposits In Transit              --           --           --           --

--------------------------------------------------------------------------------
Less: Outstanding Checks               --           --           --           --

--------------------------------------------------------------------------------
Other                                  --           --           --           --

--------------------------------------------------------------------------------
Adjusted Bank Balance             $    --      $    --      $    --      $    --

================================================================================

Notes:

(1) See attached copies of all DIP Bank Statements.

Other

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                  Page 4 of 10
                     Unaudited - Subject to Material Change

5/22/2002                                               Form MOR - 1 (continued)

                                  UNITED STATES BANKRUPTCY COURT
                                       DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 4/01/02 - 4/30/02

                       Statement of Operations (in 000's)

NET SALES:
          Outside                                                      $  6,068
          Rental Income                                                      10
                                                                       --------
                                                                          6,078
                                                                       --------
COST OF SALES:
          Outside                                                        13,726
                                                                       --------

GROSS PROFIT / (LOSS)                                                    (7,648)

SG&A EXPENSES:
          Freight                                                           316
          Customs & Commissions                                             118
          Selling & Marketing                                                13
          Administrative                                                    746
                                                                       --------
                                                                          1,193
                                                                       --------

OPERATING PROFIT / (LOSS)                                                (8,841)

Restructuring Charges                                                     1,367
Interest Expense (1)                                                        705
                                                                       --------
NET PROFIT / (LOSS)                                                    $(10,913)
                                                                       ========

Notes:

(1) Assumes no interest payments to Senior Secured Note Holders.


                                  Page 5 of 10
                     Unaudited - Subject to Material Change

5/22/2002                                                           Form MOR - 2

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 4/01/02 - 4/30/02

                     Balance Sheet as of 4/30/02 (in 000's)

ASSETS
  Current Assets:
        Cash and cash equivalents                                     $   1,481
        Segregated Cash                                                   7,171
        Accounts Receivable, net of allowance                            13,186
        Inventories (1)
             Raw Materials                                                5,091
             Supplies Inventory                                           5,328
             Work-in-process                                                300
             Finished goods                                               5,339
                                                                      ---------
              Total Inventories                                          16,058

        Prepaid expenses and other current assets                         1,621
                                                                      ---------
              Total Current Assets                                       39,517

  Property Plant & Equipment
             Machinery and Equipment                                    237,954
             Building and Building Improvements                          28,095
             Leasehold Improvements                                       4,647
             Land                                                         8,745
             Construction in Progress                                    28,074
                                                                      ---------
              Total Property, Plant and Equipment                       307,515
             Less: Accumulated Depreciation                             (71,461)
                                                                      ---------
              Property, Plant & Equipment, net                          236,054

  Due from Related Parties, net
        Affiliated Entities                                              31,693
              Inventory / Mexico                                          5,774
        Beneficial Stockholders                                           1,166
              Reserve for Due from Related Parties                      (38,633)
                                                                      ---------
  Due from Related Parties, net (2)                                          --

  Deferred Costs, net
        Total Deferred Costs                                             12,402
        Less: Accumulated Amortization                                   (5,728)
                                                                      ---------
              Total Deferred Costs, net                                   6,674

  Other Assets                                                               29
                                                                      ---------
               Total Assets                                           $ 282,274
                                                                      =========

Notes:

(1) Physical inventory count as of 4/30/02. Finished Goods inventory valued at lower of cost or market (market estimated at selling price net of freight, commissions and other costs of disposal). All other inventory valued at cost.

(2) The Debtors do not know what amount, if any, is collectable from Related Parties. The net realizable value of these assets is to be reviewed . As a result these assets have been fully reserved.


                                  Page 6 of 10
                     Unaudited - Subject to Material Change

5/22/2002                                                           Form MOR - 3

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 4/01/02 - 4/30/02

                     Balance Sheet as of 4/30/02 (in 000's)

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:

       Accounts Payable Trade                                             1,205
       Accounts Payable Accrual (Prof Fee's)                              4,180
       Senior Secured Notes - Post-Petition Funding                      15,981
       Accrued Expenses (1)                                               8,412
                                                                      ---------

Total Liabilities:                                                       29,778

Liabilities Subject to Compromise:
       Notes Payable (Bank Group Line of Credit at 4/30/02) (2)       $ 112,558
       Accounts Payable Trade                                           123,280
       Accrued Expenses                                                  25,346
       Accrued Fringes                                                    9,151
       Senior Secured Notes Payable                                     160,535
       Other Long term Liabilities                                       13,226
       Mortgage Loans Payable                                            25,348
       Capitalized Lease Obligations                                      1,339
                                                                      ---------
Total Liabilities Subject to Compromise:                                470,783

 Stockholders' Equity
       Common Stock                                                       1,605
       Additional paid in capital                                        66,252
       Retained Earnings                                               (197,358)
       Current Earnings                                                 (88,786)
                                                                      ---------
             Total Stockholders Equity                                 (218,287)

                                                                      ---------
       Total Liabilities and Stockholders Equity                      $ 282,274
                                                                      =========

Notes:

(1) See Footnote (1) on Summary of Unpaid Postpetition Debts

(2) Represents the net of all postpetition advances and the proceeds from the collateral of the Secured Lenders.


                                  Page 7 of 10
                     Unaudited - Subject to Material Change

5/22/2002                                                           Form MOR - 3

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 4/01/02 - 4/30/02

                          Summary of Postpetition Taxes

====================================================================================================================================
                                         Beginning     Amount Withheld                                  Check No.       Ending Tax
                                      Tax Liability      or Accrued      Amount Paid    Date Paid (1)   or EFT (1)       Liability
====================================================================================================================================
Federal
------------------------------------------------------------------------------------------------------------------------------------
Withholding                             $       --          $ 61,640        $ 61,640      See Notes      See Notes      $        --
------------------------------------------------------------------------------------------------------------------------------------
FICA - Employee                                 --            32,281          32,281      See Notes      See Notes               --
------------------------------------------------------------------------------------------------------------------------------------
FICA - Employer                                 --            32,281          32,281      See Notes      See Notes               --
------------------------------------------------------------------------------------------------------------------------------------
Unemployment                                    --               886             886      See Notes      See Notes               --
------------------------------------------------------------------------------------------------------------------------------------
Income                                          --                --              --                                             --
------------------------------------------------------------------------------------------------------------------------------------
Other:  Corporate (2)                       17,700                --              --                                         17,700
------------------------------------------------------------------------------------------------------------------------------------
   Total Federal Taxes                  $   17,700          $127,087        $127,087                                    $    17,700
====================================================================================================================================
State and Local
------------------------------------------------------------------------------------------------------------------------------------
Withholding                             $       --          $ 21,819        $ 21,819      See Notes      See Notes      $        (0)
------------------------------------------------------------------------------------------------------------------------------------
Sales                                           --                --              --                                             --
------------------------------------------------------------------------------------------------------------------------------------
Excise                                          --                --              --                                             --
------------------------------------------------------------------------------------------------------------------------------------
Unemployment                                    --            65,997          65,997      See Notes      See Notes               (0)
------------------------------------------------------------------------------------------------------------------------------------
Real Property (Property Taxes) (2)       3,693,919           538,000              --                                      4,231,919
------------------------------------------------------------------------------------------------------------------------------------
Personal Property                               --                --              --                                             --
------------------------------------------------------------------------------------------------------------------------------------
Other:                                          --               200             200      See Notes      See Notes                0
------------------------------------------------------------------------------------------------------------------------------------
   Total State and Local                $3,693,919          $626,016        $ 88,016                                    $ 4,231,919
====================================================================================================================================
Total Taxes                             $3,711,619          $753,103        $215,103                                    $ 4,249,619
====================================================================================================================================

Notes:

(1) Payroll taxes are typically paid weekly. These taxes were paid on the following dates: 4/11/02, 4/16/02, 4/18/02, and 4/25/02. Outsourced third party payroll agencies remit all payments to the appropriate tax authorities on behalf of American Tissue Inc. and subsidiaries.

(2) Taxes are estimated.

                      Summary of Unpaid Postpetition Debts

====================================================================================================================================
                                                                                   Number of Days Past Due
                                                                   =================================================================
                                                    Current           0 - 30       31 - 60        61 - 90      Over 90       Total
====================================================================================================================================
Accounts Payable                               $       1,205,000   $       --    $        --     $     --    $       --  $ 1,205,000
------------------------------------------------------------------------------------------------------------------------------------
Wages Payable                                                 --           --             --           --            --           --
------------------------------------------------------------------------------------------------------------------------------------
Taxes Payable                                            538,000      538,000        538,000      538,000     2,097,619    4,249,619
------------------------------------------------------------------------------------------------------------------------------------
Rent / Leases - Building (1)                    To Be Determined           --             --           --            --           --
------------------------------------------------------------------------------------------------------------------------------------
Rent / Leases - Equipment (1)                   To Be Determined           --             --           --            --           --
------------------------------------------------------------------------------------------------------------------------------------
Secured Debt / Adequate Protection Payments              827,000           --             --           --            --      827,000
------------------------------------------------------------------------------------------------------------------------------------
Senior Secured Notes  - Post-Petition Funding         15,981,060           --                                             15,981,060
------------------------------------------------------------------------------------------------------------------------------------
Professional Fees                                      4,180,000           --             --           --            --    4,180,000
------------------------------------------------------------------------------------------------------------------------------------
Medical Insurance Claims                               2,299,000                                                           2,299,000
------------------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                       --           --             --           --            --           --
------------------------------------------------------------------------------------------------------------------------------------
Mortgage Interest Payable                                155,000       93,000         49,000       48,000       481,000      826,000
------------------------------------------------------------------------------------------------------------------------------------
Other:                                                   210,431           --             --           --            --      210,431
====================================================================================================================================
Total Postpetition Debts                       $      25,395,491   $  631,000    $   587,000     $586,000    $2,578,619  $29,778,110
====================================================================================================================================

Notes:

(1) Pending the bankruptcy court's determination of the characterization of the Debtor's real estate and equipment leases outstanding as of the petition date as either "true" or operating leases or secured transactions, the characterization of postpetition obligations arising under such leases as administrative claims cannot be determined with exactitude. After the Debtors file their Schedule of Assets and Liabilities and Statement of Financial Affairs, which will include a schedule of all of the Debtors' leases, the Debtors will attempt to estimate the portion thereof that may be entitled to administrative claim status for the period from and after the petition date.

Explain how and when the Debtor intends to pay any past-due postpetition debts.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                  Page 8 of 10
                     Unaudited - Subject to Material Change

5/22/2002                                                           Form MOR - 4

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 4/01/02 - 4/30/02

                  Accounts Receivable Reconciliation And Aging

==========================================================================================
Accounts Receivable Reconciliation (1)                                            Amount
==========================================================================================
Total Accounts Receivable at the beginning of the reporting period            $ 14,276,794
------------------------------------------------------------------------------------------
+ Amounts billed during the period                                               6,067,332
------------------------------------------------------------------------------------------
- Amounts collected during the period                                            6,862,906
------------------------------------------------------------------------------------------
- Prior period reserve adj                                                         295,000
------------------------------------------------------------------------------------------
Total Accounts Receivable at the end of the reporting period                  $ 13,186,220
==========================================================================================

==========================================================================================
Accounts Receivable Aging                                                         Amount
==========================================================================================
0 - 30 days old                                                               $  3,923,693
------------------------------------------------------------------------------------------
31 - 60 days old                                                                 1,179,835
------------------------------------------------------------------------------------------
61 - 90 days old                                                                   584,088
------------------------------------------------------------------------------------------
91+ days old                                                                    31,567,748
------------------------------------------------------------------------------------------
Total Accounts Receivable                                                       37,255,364
------------------------------------------------------------------------------------------
Bad Debt Reserve                                                               (24,069,144)
------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                     $ 13,186,220
==========================================================================================

(1) All collections and proceeds from any DIP Collateral are remitted to the Secured Lenders and are applied directly to the line of credit issued to American Tissue Inc.


                                  Page 9 of 10
                     Unaudited - Subject to Material Change

5/22/2002                                                           Form MOR - 5

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 4/01/02 - 4/30/02

                              Debtor Questionnaire

=================================================================================================

Must be completed each month                                                        Yes     No
=================================================================================================
1.  Have any assets been sold or transferred outside the normal course of
    business this reporting period?  If yes, provide an explanation below.                   X
-------------------------------------------------------------------------------------------------
2.  Have any funds been disbursed from any account other than a debtor in possession account this reporting period?  If yes, provide an explanation
    below.                                                                                   X
-------------------------------------------------------------------------------------------------
3.  Have all postpetition tax returns been timely filed?  If no, provide an
    explanation below.                                                                       X
-------------------------------------------------------------------------------------------------
4.  Are workers compensation, general liability and other necessary insurance
    coverages in effect?  If no, provide an explanation below.                       X
-------------------------------------------------------------------------------------------------

Notes:

The Debtors have not yet filed their FY 2001 Federal / State Income Tax nor Employee Benefit returns. The Debtors are attempting to obtain the pertinent information in order to file all necessary FY 2001 returns.


                                  Page 10 of 10
                     Unaudited - Subject to Material Change

5/22/2002                                               Form MOR - 5 (continued)

                                                         Case No. 01-10370 et al

                              AMERICAN TISSUE INC.
                        Notes to Monthly Operating Report
                      April 1, 2002 through April 30, 2002

1. The monthly operating report ("MOR") of American Tissue Inc. includes only the assets, liabilities and operations of American Tissue Inc. (case number 01-10370) and the following Debtor subsidiaries (case numbers):
      American Tissue Corporation (01-10372), American Tissue Mills of Oregon, Inc. (01-10375), American Tissue Mills of Neenah LLC (01-10377), American Tissue Mills of New Hampshire, Inc. (01-10380), American Tissue Mills of Tennessee LLC (01-10382), American Tissue Mills of Wisconsin, Inc. (01-10386), American Tissue Mills of New York, Inc. (01-10389), American Tissue Mills of Greenwich LLC (01-10390), American Cellulose Mills Corp. (01-10391), Calexico Tissue Company LLC (01-10394), Coram Realty LLC (01-10396), Engineers Road, LLC (01-10399), Gilpin Realty Corp. (01-10403), Grand LLC (01-10406), Markwood LLC (01-10408), 100 Realty
      Management LLC (01-10410), Pulp & Paper of America LLC (01-10416), Saratoga Realty LLC (01-10392), Tagsons Paper, Inc. (01-10393), Unique Financing LLC (01-10395), Hydro of America LLC (01-10398), Landfill of America LLC (01-10402), Paper of America LLC (01-10405), Pulp of America (01-10407), Railway of America LLC (01-10409), American Tissue-New Hampshire Electric Inc. (01-10412), and Berlin Mills Railway, Inc. (01-10415). Assets and liabilities are stated at their historical cost (excluding finished goods inventory); thus, such amounts do not necessarily reflect their fair market value.

2. American Tissue Inc. reported on September 5, 2001 to the Securities and Exchange Commission that it has reason to believe that its consolidated financial statements for its fiscal years ended September 30, 1999 and 2000, as well as its consolidated financial statements for each of the first three quarters of fiscal 2000 and 2001, contain material inaccuracies. Prior-period adjustments have been made by management in an effort to more accurately state the balance sheet as of the Bankruptcy filing date of September 10, 2001. These adjustments are unaudited and are subject to material change.

3. The financial information contained herein for the period of April 1, 2002 through April 30, 2002, is un-audited and is subject to further review and potential adjustment. In addition, if and when an audit of the books and records of American Tissue Inc. and subsidiaries is completed, adjustments to the net realizable value of its assets, including, but not limited to, receivables, inventory, and property, plant and equipment may be required.

4. Subsequent to the filing of the American Tissue Inc. MOR for the period from April 1, 2002 through April 30, 2002, American Tissue Inc. may identify certain adjustments, if any, relating to this time period. If needed, an amended MOR for the

                     Unaudited - Subject to Material Change

                                                         Case No. 01-10370 et al

      period from April 1, 2002 through April 30, 2002 will be filed with the court at a later date after all adjustments are identified and finalized.

5. Liabilities subject to compromise under Chapter 11 include the following (Liabilities Subject to Compromise have been restated from what was reported on the Monthly Operating Report for the period ending March 31,
      2002):

                                                                   ($000s)
                                                                  --------
      Notes Payable (Bank Group Line of Credit @ 4/30/02)         $112,558
      Accounts Payable - Trade                                     123,280
      Accrued Expenses                                              25,346
      Accrued Fringes                                                9,151
      Senior Secured Notes payable                                 160,535
      Other Long Term Liabilities                                   13,226
      Mortgage Loans Payable                                        25,348
      Capitalized Lease Obligations                                  1,339
                                                                  --------
      TOTAL                                                       $470,783
                                                                  ========

                     Unaudited - Subject to Material Change


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